UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported): June 18, 2008

Berman Center, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19562	58-1865733
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 East Ontario, Suite 800 Chicago Illinois		60611
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(312) 255 8088

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information under Item 1.01 in the Current Report on Form 8-K filed by Berman Center, Inc. (the “Company”) with the Securities and Exchange Commission on December 17, 2007 is incorporated herein by reference.

On June 18, 2008, the Company received notice from Hunter Fund that it has not received payment due under the Secured Promissory Note, dated March 7, 2007, as amended on each of May 24, 2007, July 9, 2007, August 16, 2007, and November 27, 2007, and that an Event of Default (as defined in the Secured Promissory Note) has occurred as of May 1, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1
Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2007).

10.2
Amendment No. 1 dated May 24, 2007 to Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 31, 2007).

10.3
Amendment No. 2 dated July 9, 2007 to Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.4
Amendment No. 3 dated August 16, 2007 to Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2007).

10.5
Amendment No. 4 dated November 27, 2007 to Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BERMAN CENTER, INC.

Date: June 23, 2008	By:	/s/ Laura Berman
Laura Berman
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

10.1
Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2007).

10.2
Amendment No. 1 dated May 24, 2007 to Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 31, 2007).

10.3
Amendment No. 2 dated July 9, 2007 to Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2007).

10.4
Amendment No. 3 dated August 16, 2007 to Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2007).

10.5
Amendment No. 4 dated November 27, 2007 to Secured Convertible Promissory Note dated March 7, 2007 by and between the Company and Hunter Fund LTD (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2007).